2005 Shareholders Meeting

Agenda

Announcement on voting procedures

Call to order

Welcome and introduction of guests

The state of Main Street Banks

Appointment of Committee of Inspectors

Report of Inspectors’ Committee about quorum

Proposal One – elect class II directors

Proposal Two – ratify independent auditors for 2005

Adjournment

Welcome and Introduction of Guests

Accountants

Attorneys

Analysts and market makers

Vendors

Other guests

The State of Main Street

Company overview

Recent developments

First quarter performance

Guiding strategies

Sales and support review

Asset quality

Goals and initiatives for 2005

Cautionary Statement

Safe Harbor

This presentation contains forward-looking statements about the future operating results of Main Street Banks, Inc. (“Main Street”). These forward-looking statements involve risks and uncertainties. Factors that could cause Main Street’s actual results to differ materially from the forward-looking statements are set forth in Main Street’s reports filed with the SEC.

Company Overview

Largest community bank in metro Atlanta

Atlanta population growing at three times average U.S. rate

Filling a market void for clients and investors

Combining operating performance and growth

23 banking centers in 18 high-growth communities

Assets of $2.3 billion

Recent Developments

Announced David Brooks of Wachovia as new CFO on May 6

Reduced 2005 EPS forecast to 5% to 8% growth over 2004 on March 7

Reduction based on margin pressure, internal investment costs and increasing tax rate

Expecting elevated loan losses in 2Q05 but declining NPAs

Loan and deposit growth remains strong

Local market disruption providing client and banker recruiting opportunities

Recent Developments

Launched High Performance Checking program in April

Galleria Banking Center to be completed late 2005

Suwanee Banking Center to be completed mid-2006

Presented at Raymond James 26th Annual Institutional Investors Conference in Orlando in March

Presented at SunTrust Robinson Humphrey 34th Annual Institutional Conference in Atlanta in April

Attended FIG Partners CEO Forum in Atlanta in April

First Quarter Performance

Net income of $8.2 million, up 7.9% from 2004

Diluted earnings per share of $0.38 versus $0.38 for 1Q04

Strong loan and transaction deposit growth

Net interest margin declined 5 bp from 4Q04

Loan losses and NPAs higher than company standards

Fee income growth led by insurance and SBA lending

Non-interest expenses down slightly from 1Q04

Net Income ($ Millions)

$9.0 $8.0 $7.0 $6.0 $5.0 $4.0

1Q 2004 2Q 2004 3Q 2004 4Q 2004 1Q 2005

First Qtr. 2005 First Qtr. 2004 $Change % Change

Net Income $ 8.20 $7.60 $ 0.60 8%

Operating Income $ 8.30 $7.70 $ 0.60 8%

PER SHARE DATA

Diluted $ 0.38 $ 0.38 $ -

Operating diluted $ 0.38 $ 0.39 $ (0.01) -3%

Loans Outstanding ($Millions)

$1,800.0 $1,700.0 $1,600.0 $1,500.0 $1,400.0 $1,300.0

1Q 2004 2Q 2004 3Q 2004 4Q 2004 1Q 2005

First Qtr. 2005 First Qtr. 2004 $Change % Change

Loans Outstanding $ 1,743.6 $ 1,511.4 $ 232.2 15%

Deposits ($Millions)

$1,800.0 $1,700.0 $1,600.0 $1,500.0 $1,400.0 $1,300.0

1Q 2004 2Q 2004 3Q 2004 4Q 2004 1Q 2005

First Qtr. 2005 First Qtr. 2004 $Change % Change

Main Street Banks, Inc.

Low Cost Core $ 958.6 $ 794.7 $ 163.90 21%

Time Deposits 787.8 736.3 51.50 7%

Total Deposits $ 1,746.4 1,531.0 215.40 14%

Net Interest Income ($Millions)

$23.0 $21.0 $19.0 $17.0 $15.0

1Q 2004 2Q 2004 3Q 2004 4Q 2004 1Q 2005

First Qtr. 2005 First Qtr. 2004 $ Change % Change

Net Interest Income$21.6$19.9$1.78%

Net Interest Margin4.18%4.58%-0.40%-9%

Non-interest Income ($Millions)*

$9.0 $8.0 $7.0 $6.0 $5.0 $4.0

1Q 2004 2Q 2004 3Q 2004 4Q 2004 1Q 2005

First Qtr. 2005 First Qtr. 2004 $Change % Change

Non-Interest Income* $ 8.4 $ 7.8 $ 0.6 8%

Insurance Agency Commissions $ 3.2 $ 2.8 $ 0.4% 14%

Mortgage Banking Income $ 0.7 $ 0.9 $ (0.2) -22%

Income from SBA Lending $ 0.8 $ 0.5 $ 0.3 60%

*Excludes $525,000 write-off of branch facility

Operating Expense ($Millions)

$16.5 $16.2 $15.9 $15.6 $15.3 $15.0

1Q 2004 2Q 2004 3Q 2004 4Q 2004 1Q 2005

First Qtr. 2005 First Qtr. 2004 $Change % Change

Operating Expense $15.5 $15.6 $(0.1) -1%

Total Personnel Expense $9.5 $9.6 $ (0.1) -1%

Occupancy $2.1 $1.9 $0.2 11%

All Other Expenses $3.9 $4.1 $(0.2) -5%

Guiding Strategies

Build on position as Atlanta’s leader in community banking

Generate 80% of growth internally

Limit acquisitions to 20% of growth

Preserve informal and entrepreneurial culture

Ensure decentralized structure at point of sale

Strong centralized credit and risk controls

Transform lending success to checking account growth

Constantly measure and manage service quality

Sales and Marketing

Continued strong balance sheet growth

Loans up 15.4% year to year 1Q05

Low cost core deposits grew 20.6% year to year 1Q05

Opened new Midtown Banking Center in 4Q04

Opened replacement banking centers in Conyers, Roswell and Winder in 2004

Galleria and Suwanee Banking Centers currently under construction

Initiated consumer High Performance Checking account acquisition program in April

Account openings up 2.8 times normal openings since inception

Streamlined deposit products and introduced Absolutely Free Checking* and six additional interest bearing accounts

Fee Income

Noninterest income up 8% excluding branch write-off

SBA revenue up 60% year to year

Ranked first in GA in SBA dollar volume October – February

Grew insurance revenues 14.3% internally over 1Q04

Payroll Solutions on plan for number of clients in first quarter

Investment brokerage revenue up 27% year to year

Mortgage revenue down 22% due to rising rates and declining refinance market

Staffing and Support Functions

Converted to Jack Henry Silverlake core applications in May 2004

Continuing client surveys and mystery shopping as benchmark for service quality improvement

Cited material weakness in internal controls due to staffing in 10-K

Added four new sales professionals in 1Q05

Added one professional to Risk Management—Loan Review area in 1Q05

Market disruption continuing to provide recruiting and business development opportunities

Replacing treasury and cash management system and products

Asset Quality

First Quarter 2004 Second Quarter 2004 Third Quarter 2004 Fourth Quarter 2004 First Quarter 2005

Net annualized charge-offs as a % of average loans 0.15% 0.09% 0.11% 0.48% 0.56%

Non-performing assets as a % of total assets, period-end 0.35% 0.41% 0.26% 0.62% 0.90%

Reserve for possible loan losses as a % of loans, period-end 1.47% 1.45% 1.47% 1.48% 1.43%

Asset Quality (cont’d)

Annualized net charge-offs of 56 bp in 1Q05

NPAs to Assets 90 bp at quarter end

Majority of increased losses in 4Q04 and 1Q05 from previously announced problem portfolio

9% of NPAs SBA guaranteed

Larger NPAs well-secured or previously reserved

Expecting elevated losses in 2Q05

Expecting NPAs to trend down throughout 2005

Asset Quality (cont’d)

Adding special assets officer for work-out loans

Added two loan review auditors to improve early problem identification since November

Adding loan review auditor for large loans after booking

Implementing automated tools to detect policy violations

Completing implementation of construction lending software

98% of portfolio is collateralized and principal guaranteed

No shared national credits

Largest credit is less than 1% of portfolio

Goals and Initiatives for 2005

Continue double digit loan growth

Grow checking deposits at rapid double digit rate

Price business versus internal needs and not “across the street” index to stabilize margin

Shifting incentives toward margin management and checking deposits

Continue consumer High Performance Checking program

Launch business portion of High Performance Checking

Maintain FTEs and expenses flat for the year

Reduce NPAs throughout the year to normal standard of 0.50% of assets or less

Reduce loan losses to normal standard of 25 bp or lower

Proposal One

Elect three class II directors

Nominees are:

John R. Burgess, Sr.

T. Ken Driskell Frank B. Turner

Proposal Two

Ratification of Ernst & Young as Independent Auditors for 2005

2005 Shareholders Meeting